POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, J. Michael Landis, Heather Bonds, John C. Swhear and Carol J. Highsmith, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2007.

                /s/Ronald Tritschler

                Ronald C. Tritschler

STATE OF INDIANA	)
)
COUNTY OF MARION	)

On May 21, 2007, before me appeared Ronald C. Tritschler, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	Notary Public: Judy K. Lynch

My Commission expires: 11/06/2008

2026566

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, J. Michael Landis, Heather Bonds, John C. Swhear and Carol J. Highsmith, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2007.

                /s/ Daniel J. Condon

                      Daniel J. Condon

STATE OF INDIANA	)
)
COUNTY OF MARION	)

On May 21, 2007, before me appeared Daniel J. Condon, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	Notary Public: Judy K. Lynch

My Commission expires: 11/06/2008

2026566

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, J. Michael Landis, Heather Bonds, John C. Swhear and Carol J. Highsmith, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2007.

                /s/ Gary E. Hippenstiel

                Gary E. Hippenstiel

STATE OF INDIANA	)
)
COUNTY OF MARION	)

On May 21, 2007, before me appeared Gary E. Hippenstiel, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	Notary Public: Judy K. Lynch

My Commission expires: 11/06/2008

2026566

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, J. Michael Landis, Heather Bonds, John C. Swhear and Carol J. Highsmith, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2007.

                /s/ Stephen Little

                Stephen A. Little

STATE OF INDIANA	)
)
COUNTY OF MARION	)

On May 21, 2007, before me appeared Stephen A. Little, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	Notary Public: Judy K. Lynch

My Commission expires: 11/06/2008

2026566